Schedule 14A Information required in proxy statement.
                    Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[    ]  Preliminary Proxy Statement
[    ]  Preliminary Additional Materials
[ X  ]  Definitive Proxy Statement
[    ]  Definitive Additional Materials
[    ]  Soliciting Material Pursuant to Section 240.149-11(c) or
        Section 240.14a-12

InterCapital Insured Municipal Income Trust . . . . . . . . . . .
        (Name of Registrant as Specified in its Charter)
Lou Anne D. McInnis . . . . . . . . . . . . . . . . . . . . . . .
           (Name of Person(s) Filing Proxy Statement)

       Payment of Filing Fee (check the appropriate box):
[ X  ]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(j)(1), or
        14a-6(j)(2)
[    ]  $500 per each party to the controversy pursuant to Exchange
        Act Rule 14a-6(j)(3)
[    ]  Fee computed on table below per Exchange Act Rules
        14a-6(j)(4) and 0-11.

 1) Title of each class of securities to which transaction applies:

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
2)   Aggregate number of securities to which transaction applies:

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  .

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

4)   Proposed maximum aggregate value of transaction:

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Set forth the amount on which the filing fee is calculated and state how it was determined.

[    ]  Check box if any part of the fee is offset as provided by
        Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid.

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
2)   Form, Schedule or Registration Statement No.:

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

3)   Filing Party:

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
4)   Date Filed:

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                 INTERCAPITAL INSURED MUNICIPAL INCOME TRUST

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD OCTOBER 25, 1994

   The Annual Meeting of Shareholders of INTERCAPITAL INSURED MUNICIPAL INCOME TRUST (the "Trust"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, will be held in the Conference Center, Sixty-First Floor, 2 World Trade Center, New York, New York 10048, on October 25, 1994, at 9:00 a.m., New York City time, for the following purposes:

MATTERS TO BE VOTED ON BY ALL SHAREHOLDERS:

       1. To elect ten (10) Trustees, three (3) to serve until the 1995 Annual Meeting, four (4) to serve until the 1996 Annual Meeting, and three (3) to serve until the 1997 Annual Meeting, or, in each case, until their successors shall have been elected and qualified;

       2. To approve or disapprove the continuance of the Trust's currently effective Investment Management Agreement with Dean Witter InterCapital Inc.;

       3. To ratify or reject the selection of Price Waterhouse as the Trust's independent accountants for the fiscal year ending October 31, 1995; and

       4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

MATTER TO BE VOTED ON ONLY BY PREFERRED SHAREHOLDERS:

   To elect two (2) Trustees, one (1) to serve until the 1995 Annual Meeting, and one (1) to serve until the 1997 Annual Meeting, or, in each case, until his successor shall have been elected and qualified.

   Shareholders of record as of the close of business on July 29, 1994 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.

   In the event that the necessary quorum to transact business at the Meeting or the vote required to approve or reject any proposal is not obtained, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal to approve continuance of the Investment Management Agreement and will vote against any such adjournment those proxies to be voted against that proposal.

                                        SHELDON CURTIS,
                                        Secretary

August 5, 1994
New York, New York

                                  IMPORTANT
  YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                 INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                               PROXY STATEMENT

                        ANNUAL MEETING OF SHAREHOLDERS
                               OCTOBER 25, 1994

   This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of INTERCAPITAL INSURED MUNICIPAL INCOME TRUST (the "Trust"), for use at the Annual Meeting of Shareholders of the Trust to be held on October 25, 1994 (the "Meeting"), and at any adjournments thereof.

   If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for each of the nominees for election as Trustee to be elected by all Shareholders and for each of the nominees for election as Trustee to be elected by only the Preferred Shareholders and in favor of Proposals 2 and 3 as set forth in the attached Notice of Annual Meeting of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Trust, execution and delivery of a later dated proxy to the Secretary of the Trust, or attendance and voting at the Meeting.

   Shareholders of record as of the close of business on July 29, 1994, the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting, are entitled to one vote for each share held and a fractional vote for a fractional share. On July 29, 1994, there were 35,172,613 Common Shares of beneficial interest outstanding and 3,900 Preferred Shares of beneficial interest outstanding, all with $.01 par value. No person was known to own as much as 5% of the outstanding shares of the Trust on that date. The Trustees and officers of the Trust, together, owned less than 1% of the Trust's outstanding shares on that date.

   The cost of soliciting proxies for the Meeting, consisting principally of mailing and printing expenses, will be borne by the Trust. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees and officers of the Trust and officers and regular employees of Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), without special compensation therefor. The first mailing of this proxy statement is expected to be made on or about August 5, 1994.

                           (1) ELECTION OF TRUSTEES

   The number of Trustees has been fixed by the Trustees, pursuant to the Trust's Declaration of Trust, at twelve. At this first Shareholder Meeting of the Trust, twelve nominees are to be elected to the Trust's Board of Trustees in accordance with the Trust's Declaration of Trust. There are currently twelve Trustees, four of whom (Jack F. Bennett, Michael Bozic, Charles A. Fiumefreddo and John E. Jeuck) are standing for election until the 1995 Annual Meeting, four of whom (Manuel H. Johnson, Paul Kolton, John L. Schroeder and Edward R. Telling) are standing for election until the 1996 Annual Meeting and four of whom (Edwin J. Garn, John R. Haire, Michael E. Nugent and Philip J. Purcell) are standing for election until the 1997 Annual Meeting. At the Meeting pursuant to the Trust's Declaration of Trust, ten Trustees are to be elected to the

Trust's Board of Trustees by the holders of the Common Shares and the Preferred Shares voting together as a single class. Additionally, pursuant to the Declaration of Trust and the Investment Company Act of 1940 (the "Act"), two Trustees are to be elected to the Trust's Board of Trustees by the holders of the Preferred Shares voting separately as a single class.

   Nine of the current twelve Trustees (Jack F. Bennett, Michael Bozic, Edwin
J. Garn, John R. Haire, John E. Jeuck, Manuel H. Johnson, Paul Kolton, Michael E. Nugent, and John L. Schroeder) are "Independent Trustees", that is, Trustees who are not "interested persons" of the Trust, as that term is defined in the Act. The nominees for election as Trustees have been proposed by the Trustees now serving or, in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. Messrs. Bozic, Purcell and Schroeder were elected as Trustees by the Trustees on April 8, 1994. All of the other Trustees were previously elected by InterCapital, the Trust's then sole shareholder, prior to the public offering of shares of the Trust.

   The Board has two committees --an Audit Committee and a Committee of the Independent Trustees, consisting, in both cases, of the Independent Trustees. Mr. Haire serves as the Chairman of both Committees. There are no nominating or compensation committees of the Board.

   The functions of the Audit Committee are: recommendation to the Trustees of the engagement or discharge of the Trust's independent accountants; direction and supervision of investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; review with the independent accountants of the audit plan and results of the auditing engagement; approval of each professional service, audit and non-audit, provided by the independent accountants and other accounting firms prior to the performance of such service; review of the independence of the independent accountants; consideration of the range of audit and non-audit fees; review of the adequacy of the Trust's system of internal accounting controls; advice to the independent accountants and personnel of management that they have direct access to the Committee at all times; and preparation and submission of Committee meeting minutes to the full Board.

   The functions of the Committee of the Independent Trustees are: recommendation to the full Board of approval of any management, advisory and/or administration agreements; recommendations to the full Board of any underwriting and/or distribution agreements; review of the fidelity bond and premium allocation; review of errors and omissions, uncollectible items of deposit and any other joint insurance policies and premium allocation; review of, and monitoring of compliance with, procedures adopted pursuant to certain rules promulgated under the Act; review of, and monitoring of compliance with, guidelines and procedures for effecting principal transactions in certain taxable money market instruments with Dean Witter Reynolds Inc. ("DWR"); and such other duties as the Independent Trustees shall, from time to time, conclude are necessary to carry out their duties under the Act.

   The nominees of the Board of Trustees for election as Trustees are listed below. It is the intention of the persons named in the enclosed form of proxy to vote the shares represented by them for the election of these nominees:
Jack F. Bennett, Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John
R. Haire, John E. Jeuck, Manuel H. Johnson, Paul Kolton, Michael E. Nugent, Philip J. Purcell, John L. Schroeder and Edward R. Telling. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Board of Trustees of the Trust may recommend. All of the nominees have consented to being named in this proxy statement and to serve if elected. The Trust knows no reason why said nominees would be unable or unwilling to accept nomination or election. Trustees will be elected by a plurality of the votes cast at the meeting. Abstentions and broker "non-votes" will have the same effect as a vote against the proposal.

   Pursuant to the provisions of the Declaration of Trust, the nominees for election as Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of each of the three classes will expire each year.

   The Board has determined that the nominees for election as Trustee shall be standing for election as Trustee in each of the three classes of Trustee as follows: Class I --Messrs. Bennett, Bozic, Fiumefreddo and Jeuck; Class II
- - --Messrs. Johnson, Kolton, Schroeder and Telling; and Class III --Messrs. Garn, Haire, Nugent and Purcell. Each nominee will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Board, or any adjournment thereof. The term of office of Trustees of Class I shall expire on the date of the Trust's second annual meeting of Shareholders; of Class II on the date of the Trust's third annual meeting; and of Class III on the date of the Trust's fourth annual meeting. As a consequence of this method of election, the replacement of a majority of the Board could be delayed for up to two years. In addition, the Board has further determined that one each of the Class I Trustees and the Class III Trustees will be designated to be elected by the Preferred Shareholders voting separately. In this regard, Charles A. Fiumefreddo and John R. Haire have been designated as the nominees to be elected to the Trust's Board of Trustees by the Preferred Shareholders, the terms of each to expire with his designated Class. In accordance with the above, the Class I Trustees will serve until the 1995 Annual Meeting, the Class II Trustees will serve until the 1996 Annual Meeting and the Class III Trustees will serve until the 1997 Annual Meeting or until their successors shall have been elected and qualified.

   The following information regarding each of the nominees for election as Trustee and each of the members of the Board includes his principal occupations and employment for at least the last five years, his age, shares of the Trust owned, if any, as of July 29, 1994 (shown in parentheses), positions with the Trust, and directorships or trusteeships in other companies which file periodic reports with the Securities and Exchange Commission, including other investment companies for which InterCapital serves as investment manager or investment adviser, namely, InterCapital Income Securities Inc., InterCapital Insured Municipal Bond Trust, InterCapital Quality Municipal Investment Trust, InterCapital Quality Municipal Income Trust, InterCapital Insured Municipal Trust, InterCapital Insured Municipal Income Trust, InterCapital California Insured Municipal Income Trust, InterCapital California Quality Municipal Securities, InterCapital New York Quality Municipal Securities, InterCapital Insured Municipal Securities, InterCapital Insured California Municipal Securities, Dean Witter High Yield Securities Inc., Dean Witter Liquid Asset Fund Inc., Dean Witter Variable Investment Series, Dean Witter Select Municipal Reinvestment Fund, Dean Witter U.S. Government Money Market Trust, Dean Witter U.S. Government Securities Trust, Dean Witter Tax-Exempt Securities Trust, Dean Witter Tax-Free Daily Income Trust, Dean Witter American Value Fund, Dean Witter Convertible Securities Trust, Dean Witter Dividend Growth Securities Inc., Dean Witter Global Short-Term Income Fund Inc., Dean Witter Natural Resource Development Securities Inc., Dean Witter Pacific Growth Fund Inc., Dean Witter Federal Securities Trust, Dean Witter World Wide Investment Trust, Dean Witter Developing Growth Securities Trust, Dean Witter California Tax-Free Income Fund, Dean Witter New York Tax-Free Income Fund, Dean Witter Strategist Fund, Dean Witter Managed Assets Trust, Dean Witter Value-Added Market Series, Dean Witter Utilities Fund, Dean Witter California Tax-Free Daily Income Trust, Dean Witter Global Dividend Growth Securities, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Global Utilities Fund, Dean Witter High Income Securities, Dean Witter National Municipal Trust, Dean Witter International SmallCap Fund, High Income Advantage Trust, High Income Advantage Trust II, High Income Advantage Trust III, Dean Witter World Wide Income Trust, Dean Witter Intermediate Income Securities, Dean Witter European Growth Fund Inc., Dean Witter Precious Metals and Minerals Trust, Dean Witter Capital Growth Securities, Dean Witter New York Municipal Money Market Trust, Dean Witter Multi-State Municipal Series Trust, Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Retirement

Series, Active Assets California Tax-Free Trust, Active Assets Money Trust, Active Assets Tax-Free Trust, Active Assets Government Securities Trust, Dean Witter Diversified Income Trust, Dean Witter Government Income Trust, Dean Witter Premier Income Trust, Municipal Income Trust, Municipal Income Trust II, Municipal Income Trust III, Municipal Income Opportunities Trust, Municipal Income Opportunities Trust II, Municipal Income Opportunities Trust III, Prime Income Trust, Municipal Premium Income Trust, and Dean Witter Health Sciences Trust (these investment companies, including the Trust, are referred to herein collectively as the "Dean Witter Funds"), and investment companies for which InterCapital's wholly-owned subsidiary, Dean Witter Services Company Inc. ("DWSC"), serves as manager and TCW Funds Management, Inc. serves as investment adviser, namely, TCW/DW Core Equity Trust, TCW/DW North American Government Income Trust, Dean Witter Latin American Growth Fund, TCW/DW Income and Growth Fund, TCW/DW Balanced Fund, TCW/DW Small Cap Growth Fund, TCW/DW North American Intermediate Income Trust, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003 (the "TCW/DW Funds").

   The nominees for Trustees to be elected by all Shareholders are:

   JACK F. BENNETT, Trustee since April, 1993; age 70; retired; Director or Trustee of the Dean Witter Funds; formerly Senior Vice President and Director of Exxon Corporation (1975-1989) and Under Secretary of the U.S. Treasury for Monetary Affairs (1974-1975); Director of Philips Electronics N.V., Tandem Computers Inc. and Massachusetts Mutual Insurance Co.; Director or Trustee of various not-for-profit and business organizations.

   MICHAEL BOZIC, Trustee since April, 1994; age 53; President and Chief Executive Officer of Hills Department Stores (since May, 1991); formerly Chairman and Chief Executive Officer (January, 1987-August, 1990) and President and Chief Operating Officer (August, 1990-February, 1991) of the Sears Merchandise Group of Sears, Roebuck and Co. ("Sears"); Director or Trustee of the Dean Witter Funds; Director of Harley Davidson Credit Inc., the United Negro College Fund and Domain Inc. (home decor retailer).

   EDWIN JACOB (JAKE) GARN, Trustee since April, 1993; age 61; Director or Trustee of the Dean Witter Funds; formerly United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice Chairman, Huntsman Chemical Corporation (since January, 1993); Member of the board of various civic and charitable organizations.

   DR. JOHN E. JEUCK, Trustee since April, 1993; age 77; retired; Director or Trustee of the Dean Witter Funds; formerly Robert Law Professor of Business Administration, Graduate School of Business, University of Chicago (until July, 1989); Business consultant.

   DR. MANUEL H. JOHNSON, Trustee since April, 1993; age 45; Senior Partner, Johnson Smick International, Inc., a consulting firm; Koch Professor of International Economics and Director of the Center for Global Market Studies at George Mason University (since September, 1990); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission (since September, 1990); Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of Greenwich Capital Markets Inc. (broker-dealer); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (February, 1986-August, 1990) and Assistant Secretary of the U.S. Treasury (1982-1986).

   PAUL KOLTON, Trustee since April, 1993; age 71; Director or Trustee of the Dean Witter Funds; Chairman of the Audit Committee and Chairman of the Committee of the Independent Trustees and Trustee of the TCW/DW Funds; formerly Chairman of Financial Accounting Standards Advisory Council; formerly Chairman and Chief Executive Officer of the American Stock Exchange; Director of UCC Investors Holding Inc. (Uniroyal Chemical Company, Inc.); Director or Trustee of various not-for-profit organizations.

   MICHAEL E. NUGENT, Trustee since April, 1993; age 58; General Partner, Triumph Capital, L.P., a private investment partnership (since April, 1988); Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; formerly Vice President, Bankers Trust Company and BT Capital Corporation (September, 1984-March, 1988); Director of various business organizations.

   PHILIP J. PURCELL,* Trustee since April, 1994; age 50; Chairman of the Board of Directors and Chief Executive Officer of Dean Witter, Discover & Co. ("DWDC"), Dean Witter Reynolds Inc. ("DWR") and Novus Credit Services Inc; Director of InterCapital, DWSC and Dean Witter Distributors Inc. ("Distributors"); Director or Trustee of the Dean Witter Funds; Director and/or officer of various DWDC subsidiaries.

   JOHN L. SCHROEDER, Trustee since April, 1994; age 64; Executive Vice President and Chief Investment Officer of The Home Insurance Company (since August, 1991); Director or Trustee of the Dean Witter Funds; Director of Citizens Utilities Company; formerly Chairman and Chief Investment Officer of Axe-Houghton Management and the Axe-Houghton Funds (April, 1983-June, 1991) and President of USF&G Financial Services, Inc. (June, 1990-June, 1991).

   EDWARD R. TELLING,* Trustee since April, 1993; age 75; retired; Director or Trustee of the Dean Witter Funds; formerly Chairman of the Board of Directors and Chief Executive Officer (1978-1985) and President (January, 1981-March, 1982 and February, 1984-August, 1984) of Sears; formerly Director of Sears.

   The nominees to be elected by only the Preferred Shareholders are:

   CHARLES A. FIUMEFREDDO,* Trustee since March, 1993; age 61; Chairman, Chief Executive Officer and Director of InterCapital, DWSC and Distributors; Executive Vice President and Director of DWR; Chairman, Director or Trustee, President and Chief Executive Officer of the Dean Witter Funds; Chairman, Chief Executive Officer and Trustee of the TCW/DW Funds; Chairman and Director of Dean Witter Trust Company ("DWTC"); Director and/or officer of various DWDC subsidiaries; formerly Executive Vice President and Director of DWDC (until February, 1993).

   JOHN R. HAIRE, Trustee since April, 1993; age 69; Chairman of the Audit Committee and Chairman of the Committee of the Independent Directors or Trustees and Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; formerly President, Council for Aid to Education (1978-October,
1989) and Chairman and Chief Executive Officer of Anchor Corporation, an investment adviser (1964-1978); Director of Washington National Corporation (insurance) and Bowne & Co., Inc. (printing).

   The executive officers of the Trust other than shown above are: Sheldon Curtis, Vice President, Secretary and General Counsel; David A. Hughey, Vice President; Robert M. Scanlan, Vice President; Edmund C. Puckhaber, Vice President; James F. Willison, Vice President; and Thomas F. Caloia, Treasurer. In addition, Peter M. Avelar, Katherine H. Stromberg, Joseph Arcieri and Jonathan R. Page are Vice Presidents of the Trust and Marilyn K. Cranney, Barry Fink, Lawrence S. Lafer, Lou Anne D. McInnis and Ruth Rossi serve as Assistant Secretaries. Mr. Curtis is 62 years old and is currently Senior Vice President and General Counsel of InterCapital and DWSC and Assistant Secretary of DWR and DWDC; he is also Senior Vice President, Assistant Secretary and Assistant General Counsel of Distributors and Senior Vice President and Secretary of DWTC. Mr. Scanlan is 58 years old and is currently President and Chief Operating Officer of InterCapital (since March,
1993) and DWSC; he is also Executive Vice President of Distributors and Executive Vice

- - ---------------
* Messrs. Fiumefreddo, Purcell and Telling may be deemed "interested persons", as defined in Section 2(a)(19) of the Act, of the Trust and its Investment Manager, due to their affiliation with the Investment Manager and/or its affiliated companies.

President and Director of DWTC. He was previously Executive Vice President of InterCapital (November, 1990-March, 1993) and prior thereto was Chairman of Harborview Group Inc. Mr. Hughey is 62 years old and is currently Executive Vice President and Chief Administrative Officer of InterCapital and DWSC; he is also Executive Vice President and Chief Administrative Officer of Distributors and DWTC as well as a Director of DWTC. He was previously President of DWTC (October, 1989-March, 1993). Mr. Puckhaber is 54 years old and is currently Executive Vice President of InterCapital (since January,
1991). Mr. Willison is 50 years old and is currently Senior Vice President of InterCapital. Mr. Caloia is 48 years old and is currently First Vice President of InterCapital and DWSC. Mr. Avelar is 34 years old and is currently Senior Vice President of InterCapital. He was previously employed by PaineWebber Asset Management as a senior portfolio manager (March, 1989-December, 1990). Ms. Stromberg is 45 years old and is currently Vice President of InterCapital (since April, 1992). She was formerly a portfolio manager with InterCapital (October, 1991-April, 1992) and Vice President of Kidder Peabody Asset Management (October, 1985-October, 1991). Mr. Arcieri is 45 years old and is currently Vice President of InterCapital. Mr. Page is 47 years old and is currently Senior Vice President of InterCapital. Other than Mr. Scanlan, Mr. Avelar and Ms. Stromberg, each of the above officers has been an employee of InterCapital or DWR (formerly the corporate parent of InterCapital) for over five years.

   Messrs. Fiumefreddo, Purcell and Telling, who serve as Trustees of the Trust, own securities of DWDC which, in the aggregate, constitute less than 1% of the securities of each class outstanding.

   Each of the Independent Trustees is paid by the Trust an annual retainer fee of $1,200 plus $50 for each meeting of the Board, the Audit Committee or the Committee of the Independent Trustees attended by the Trustee in person (the Trust pays the Chairman of the Audit Committee an additional annual fee of $1,000 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $2,400, in each case inclusive of the Committee meeting fees), together with any out-of-pocket expenses incurred by them in connection with attendance at any such meetings. The Trust pays no remuneration to any Trustee who is not an Independent Trustee or to any of the Trust's officers. For the period from February 26, 1993 (commencement of operations) through October 31, 1993, the Trust accrued a total of $12,925 for Trustees' fees and expenses. Commencing January 1, 1994, the Trust has adopted a retirement program under which an Independent Trustee who retires after a minimum required period of service would be entitled to retirement payments upon reaching the eligible retirement date (normally, after attaining age 72) based upon length of service and computed as a percentage of one-fifth of the total compensation earned by such Trustee for service to the Trust in the five-year period prior to the date of the Trustee's retirement. During the period ended October 31, 1993, the Board held four meetings, and the Audit Committee and the Committee of the Independent Trustees, which are both presently comprised of the nine Independent Trustees, held two meetings and seven meetings, respectively. No Independent Trustee attended fewer than 75% of the meetings of the Board of Trustees, the Audit Committee and the Committee of the Independent Trustees held while he served in such positions.

              (2) APPROVAL OR DISAPPROVAL OF CURRENTLY EFFECTIVE
                       INVESTMENT MANAGEMENT AGREEMENT

   The Trust's investments are managed by Dean Witter InterCapital Inc. (referred to herein as the "Investment Manager" or "InterCapital"), pursuant to an Investment Management Agreement dated June 30, 1993 (referred to herein as the "Management Agreeent", a copy of which is attached hereto as Exhibit
A), which took effect upon the distribution by Sears to its shareholders of all the common shares of DWDC (the parent company of InterCapital) then owned by Sears.

   The Management Agreement was approved by the Board of Trustees of the Trust, including all of the Independent Trustees, at a meeting held on October 30, 1992 in order to assure continuity of investment services in the event of the planned distribution by Sears of the shares of DWDC, and was approved by

InterCapital, the then sole shareholder of the Trust, on February 19, 1993. The present Management Agreement supercedes an earlier management agreement originally approved by the Trustees on July 29, 1993 and also approved by InterCapital, as the sole shareholder on February 19, 1993. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment management activities previously performed by the InterCapital Division of DWR. The assumption by InterCapital of DWR's rights and obligations under this earlier management agreement in connection with the reorganization was also approved by the Trustees on October 30, 1992, and by InterCapital as the sole shareholder on February 19, 1993. In the event shareholders do not approve continuance of the Management Agreement by the required majority vote at the forthcoming meeting or an adjournment thereof, the Board of Trustees of the Trust will take such action as it deems to be in the best interest of the Trust and its shareholders, which may include calling a special meeting of shareholders to vote on a new investment management agreement or continuance of the present Management Agreement until the next Annual Meeting of Shareholders.

   In considering whether or not to approve the Management Agreement, the Board of Trustees reviewed the terms of the agreement and considered all materials and information deemed relevant to its determination. Among other things, the Board considered the nature and scope of services to be rendered, the quality of the Investment Manager's services and personnel, and the appropriateness of the fees that are paid under the Management Agreement. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined that the approval of the Management Agreement was in the best interests of the Trust and its shareholders.

   The favorable vote of a majority of the outstanding voting securities of the Trust is required for the approval of the Management Agreement. Such a majority is defined in the Act as the lesser of (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Trust are present or represented by proxy, or (b) more than 50% of the outstanding shares. Abstentions and broker "non-votes" will have the same effect as a vote against the proposal.

   THE INDEPENDENT TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS APPROVE THE MANAGEMENT AGREEMENT.

THE MANAGEMENT AGREEMENT

   The Management Agreement provides that the Investment Manager shall obtain and evaluate such information and advice relating to the economy, securities and commodity markets and securities and commodities as it deems necessary or useful to discharge its duties under the Management Agreement, and that it shall continuously supervise the management of the assets of the Trust in a manner consistent with the investment objectives and policies of the Trust and subject to such other limitations and directions as the Board may, from time to time, prescribe.

   The Management Agreement provides that the Investment Manager shall continuously manage the assets of the Trust in a manner consistent with the Trust's investment objectives. The Investment Manager has authority to place orders for the purchase and sale of portfolio securities on behalf of the Trust without prior approval of its Trustees. The Trustees review the investment portfolio at their regular meetings. In addition, the Investment Manager pays the compensation of the officers of the Trust and provides the Trust with office space and equipment and such clerical help and bookkeeping services and telephone service, heat, light, power and other utilities. The Investment Manager also pays for the services of personnel in connection with the pricing of the Trust's shares and the preparation of prospectuses, proxy statements and reports required to be filed with the Federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In return for its investment services and the expenses which the Investment Manager assumes under the Management

Agreement, the Trust pays the Investment Manager compensation which is accrued daily and payable monthly and which is determined by applying the annual rate of 0.35% to the Trust's average weekly net assets. Pursuant to the Management Agreement, the Trust accrued to the Investment Manager total compensation of $1,682,014 during the fiscal period ended October 31, 1993. The net assets of the Trust totalled $783,878,533 at October 31, 1993.

   Under the Management Agreement, the Trust is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by the Investment Manager, including, without limitation: charges and expenses of any registrar, custodian or depository appointed by the Trust for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Trust; brokers' commissions chargeable to the Trust in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Trust to Federal, state or other govenmental agencies; costs and expenses of engraving or printing certificates representing shares of the Trust; all costs and expenses in connection with registration and maintenance of registration of the Trust and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel) and the costs and expense of preparing, printing (including typesetting) and distributing prospectuses for such purposes; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to the payment of any dividend or distribution program; charges and expenses of any outside pricing services; charges and expenses of legal counsel, including counsel to the Independent Trustees of the Trust, and independent accountants in connection with any matter relating to the Trust (not including compensation or expenses of attorneys employed by the Investment Manager); membership dues of industry associations; interest payable on Trust borrowings; fees and expenses incident to the listing of the Trust's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims, liabilities, litigation costs and any indemnification related thereto); and all other charges and costs of the Trust's operations unless otherwise explicitly provided in the Management Agreement.

   The Management Agreement provides that it shall continue in effect until April 30, 1995 and that, after the initial period of effectiveness, it will continue in effect from year to year thereafter provided such continuance is approved at least annually by vote of a majority, as defined in the Act, of the outstanding voting securities of the Trust or by the Trustees of the Trust, and, in either event, by the vote cast in person by a majority of the Trustees who are not parties to the Management Agreement or "interested persons" of any such party (as defined in the Act) at a meeting called for the purpose of voting on such approval.

   The Management Agreement also provides that it may be terminated at any time by the Investment Manager, the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust, in each instance without the payment of any penalty, on thirty days' notice and will automatically terminate upon any assignment.

   Effective December 31, 1993, pursuant to a Services Agreement between InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc. ("DWSC"), DWSC began to provide the administrative services to the Trust which were previously performed directly by InterCapital. The foregoing internal reorganization did not result in any change in the nature or scope of the administrative services being provided to the Trust or any of the fees being paid by the Trust for the overall services being performed under the terms of the Management Agreement.

 THE INVESTMENT MANAGER

   Dean Witter InterCapital Inc. is the Trust's investment manager. InterCapital maintains its offices at Two World Trade Center, New York, New York 10048. InterCapital, which was incorporated in July, 1992, is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products.

   The Principal Executive Officer and Directors of InterCapital, and their principal occupations, are:

   Philip J. Purcell, Chairman of the Board of Directors and Chief Executive Officer of DWDC and DWR and Director of InterCapital, DWSC and Distributors; Richard M. DeMartini, President, Chief Operating Officer of Dean Witter Capital and Director of DWR, Distributors, InterCapital and DWSC; James F. Higgins, President, Chief Operating Officer of Dean Witter Financial and Director of DWR, Distributors, InterCapital and DWSC; Charles A. Fiumefreddo, Executive Vice President and Director of DWR and Chairman of the Board of Directors and Chief Executive Officer of InterCapital, DWSC and Distributors; Christine A. Edwards, Executive Vice President, Secretary, General Counsel and Director of DWR and Distributors, and Director of InterCapital and DWSC; and Thomas C. Schneider, Executive Vice President, Chief Financial Officer and Director of DWR, Distributors, InterCapital and DWSC.

   The business address of the foregoing Directors and Executive Officers is Two World Trade Center, New York, New York 10048.

   InterCapital and its wholly-owned subsidiary, DWSC, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. The Appendix lists the investment companies for which InterCapital provides investment management or investment advisory services and sets forth the net assets and fees payable by such companies.

   DWDC has its offices at Two World Trade Center, New York, New York 10048. There are various lawsuits pending against DWDC involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

   During the fiscal period ended October 31, 1993, the Trust accrued to Dean Witter Trust Company, the Trust's Transfer Agent and an affiliate of the Investment Manager, transfer agency fees of $111,362.

PORTFOLIO TRANSACTIONS AND BROKERAGE

   Subject to the general supervision of the Board, the Investment Manager is responsible for decisions to buy and sell securities for the Trust and arranges for the execution of portfolio securities transactions on behalf of the Trust. Purchases of portfolio securities are made from dealers, underwriters and issuers; sales, if any, prior to maturity, are made to dealers and issuers. The Trust does not normally incur any brokerage commission expense on such transactions. In accordance with its investment policies, the Trust's principal investments are in debt securities which are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Trust may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

   The policy of the Trust regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable price and efficient execution of transactions. In seeking to implement the Trust's policy, the Investment Manager will effect transactions with those dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes such price and execution can be obtained from more than one dealer, it may give consideration to placing portfolio transactions with those dealers who also furnish research and other services to the Trust or the Investment Manager. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of portfolio securities. In transactions effected with a dealer, acting as principal, who furnishes research services to the Trust, the Trust will not purchase securities at a higher price, or sell securities at a lower price, than would be the case if the dealer had not furnished such services.

   The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some or all of its other clients and may not in all cases benefit the Trust directly. While such services are useful and important in supplementing its own research and facilities, the Investment Manager believes the value of such services is not determinable and does not significantly reduce its expenses. The Trust does not reduce the management fee it pays to the Investment Manager by any amount that may be attributable to the value of such services. During the fiscal period ended October 31, 1993, the Trust paid no brokerage commissions and the portfolio turnover rate of the Trust was 0.3%.

   Pursuant to an Order of the Securities and Exchange Commission, the Trust may effect principal transactions in certain money market instruments with DWR. The Trust will limit its transactions with DWR to U.S. Government and Government Agency Securities, bank money instruments (i.e., certificates of deposit and banker's acceptances) and commercial paper. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers.

   Consistent with the policies described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR. In order for DWR to effect any portfolio transactions for the Trust, the commissions, fees or other remuneration received by DWR must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow DWR to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board, including a majority of the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to DWR are consistent with the foregoing standard. During the period ended October 31, 1993 the Trust paid no brokerage commissions to DWR.

    (3) RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

   The Trustees have unanimously selected the firm of Price Waterhouse as the Trust's independent accountants for the fiscal year ending October 31, 1994. Its selection is being submitted for ratification or rejection by Shareholders at the Meeting. Price Waterhouse has been the independent accountants for the Trust since its inception, and has no direct or indirect financial interest in the Trust.

   A representative of Price Waterhouse is expected to be present at the Meeting and will be available to make a statement, if he or she so desires, and to respond to appropriate questions of Shareholders.

   The affirmative vote of the holders of a majority of shares represented and entitled to vote at the Annual Meeting is required for ratification of the selection of Price Waterhouse as the independent accountants for the Trust. Abstentions and broker "non-votes" will have the same effect as a vote against a proposal.

   THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS RATIFY THE SELECTION OF PRICE WATERHOUSE AS THE INDEPENDENT ACCOUNTANTS FOR THE TRUST.

                            ADDITIONAL INFORMATION

   In the event that the necessary quorum to transact business at the Meeting or the vote required to approve or reject any proposal is not obtained, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of proposal Two and will vote against any such adjournment those proxies required to be voted against that proposal.

                            SHAREHOLDERS PROPOSALS

   Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders must be received no later than June 15, 1995 for inclusion in the proxy statement for that meeting.

                                OTHER BUSINESS

   The management knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy or their substitutes, to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

                FINANCIAL STATEMENTS OF THE INVESTMENT MANAGER

   The balance sheet of InterCapital, annexed hereto as Exhibit B, is required by Rule 20a-2 under the Act. THIS IS NOT A FINANCIAL STATEMENT OF THE TRUST. THE TRUST'S FINANCIAL STATEMENTS ARE SET FORTH IN ITS ANNUAL REPORT FOR THE FISCAL PERIOD ENDED OCTOBER 31, 1993, COPIES OF WHICH WERE PREVIOUSLY SENT TO SHAREHOLDERS.

                                By Order of the Board of Trustees

                                            SHELDON CURTIS
                                              Secretary

                                                                      APPENDIX

   InterCapital serves as investment manager or investment adviser to the following investment companies, with the net assets shown as of July 29, 1994:

   (1) Dean Witter High Yield Securities Inc., with assets of approximately $500 million, for an investment management fee at an annual rate of 0.50% on assets up to $500 million, scaled down at various asset levels to 0.30% on assets over $3 billion; (2) Dean Witter Liquid Asset Fund Inc., with assets of approximately $8.6 billion, for an investment management fee at an annual rate of 0.50% on assets up to $500 million, scaled down at various asset levels to 0.248% on assets over $17.5 billion; (3) Dean Witter Tax-Exempt Securities Trust, with assets of approximately $1.4 billion, for an investment management fee at an annual rate of 0.50% on assets up to $500 million, scaled down at various assets levels to 0.325% on assets over $1.25 billion; (4) Dean Witter Tax-Free Daily Income Trust, with assets of approximately $604 million, for an investment management fee at an annual rate of 0.50% on assets up to $500 million, scaled down at various asset levels to 0.25% on assets over $3 billion; (5) Dean Witter American Value Fund, with assets of approximately $1.4 billion, for an investment management fee at an annual rate of 0.625% on assets up to $250 million and 0.50% on assets over $250 million; (6) Dean Witter Dividend Growth Securities Inc., with assets of approximately $6.8 billion, for an investment management fee at an annual rate of 0.625% on assets up to $250 million, scaled down at various asset levels to 0.325% on assets over $8 billion; (7) Dean Witter Variable Investment Series, with assets of approximately $2.7 billion, for an investment management fee at an annual rate of 1.0% (of which 40% is paid to a Sub-Adviser) of the net assets of each of the European Growth Portfolio and the Pacific Growth Portfolio, 0.75% of the net assets of the Global Dividend Growth Portfolio, 0.65% of the net assets of the Capital Growth Portfolio, 0.65% of the net assets of the Utilities Portfolio up to $500 million and 0.55% of the net assets of the Portfolio over $500 million, 0.625% of the net assets of the Dividend Growth Portfolio up to $500 million and 0.50% of the net assets of the Portfolio over $500 million, and 0.50% of the net assets of each of the other five Portfolios; (8) Dean Witter Select Municipal Reinvestment Fund, with assets of approximately $93 million, for an investment management fee at an annual rate of 0.50%; (9) Active Assets Money Trust, with assets of approximately $4.4 billion, for an investment management fee at an annual rate of 0.50% on assets up to $500 million, scaled down at various asset levels to 0.25% on assets over $3 billion; (10) Active Assets Tax-Free Trust, with assets of approximately $1.5 billion, for an investment management fee at an annual rate of 0.50% on assets up to $500 million, scaled down at various asset levels to 0.25% on assets over $3 billion; (11) Active Assets California Tax-Free Trust, with assets of approximately $282 million, for an investment management fee of 0.50% on assets up to $500 million, scaled down at various levels to 0.25% on assets over $3 billion; (12) Active Assets Government Securities Trust, with assets of approximately $512 million, for an investment management fee at an annual rate of 0.50% on assets up to $500 million, scaled down at various asset levels to 0.25% on assets over $3 billion; (13) Dean Witter Natural Resource Development Securities Inc., with assets of approximately $147 million, for an investment management fee at an annual rate of 0.625% on assets up to $250 million and 0.50% on assets over $250 million; (14) Dean Witter U.S. Government Money Market Trust, with assets of approximately $769 million, for an investment management fee at an annual rate of 0.50% on assets up to $500 million, scaled down at various asset levels to 0.25% on assets over $3 billion; (15) Dean Witter Developing Growth Securities Trust, with assets of approximately $307 million, for an investment management fee at an annual rate of 0.50% on assets up to $500 million and 0.475% on assets over $500 million; (16) Dean Witter U.S. Government Securities Trust, with assets of approximately $10.1 billion, for an investment management fee at an annual rate of 0.50% on assets up to $1 billion, scaled down at various asset levels to 0.30% on assets over $12.5 billion; (17) Dean Witter California Tax-Free Income Fund, with assets of approximately $1.1 billion, for an investment management fee at an annual rate of 0.55% on assets up to $500 million, scaled down at various asset levels to 0.475% on assets over $1 billion; (18) Dean Witter New York Tax-Free Income Fund, with assets of approximately $231 million, for an investment management fee at an annual rate of 0.55% on assets up to

$500 million and 0.525% on assets over $500 million; (19) Dean Witter Convertible Securities Trust, with assets of approximately $190 million, for an investment management fee at an annual rate of 0.60% on assets up to $750 million, scaled down at various asset levels to 0.425% on assets over $3 billion; (20) Dean Witter Federal Securities Trust, with assets of approximately $927 million, for an investment management fee at an annual rate of 0.55% on assets up to $1 billion, scaled down at various asset levels to 0.35% on assets over $12.5 billion; (21) InterCapital Income Securities Inc., with assets of approximately $212 million, for an investment management fee at an annual rate of 0.50%; (22) Dean Witter Value-Added Market Series, with assets of approximately $475 million, for an investment management fee at an annual rate of 0.50% on assets up to $500 million and 0.45% on assets over $500 million; (23) Dean Witter Utilities Fund, with assets of approximately $3.3 billion, for an investment management fee at an annual rate of 0.65% on assets up to $500 million, scaled down at various asset levels to 0.425% on assets over $5 billion; (24) Dean Witter California Tax-Free Daily Income Trust, with assets of approximately $604 million, for an investment management fee at an annual rate of 0.50% on assets up to $500 million, scaled down at various asset levels to 0.25% on assets over $3 billion; (25) Dean Witter Managed Assets Trust, with assets of approximately $305 million, for an investment management fee at an annual rate of 0.60% on assets up to $500 million and 0.55% on assets over $500 million; (26) High Income Advantage Trust, with assets of approximately $504 million, for an investment management fee at an annual rate of 0.75% on assets up to $250 million, scaled down at various asset levels to 0.30% on assets over $1 billion; (27) High Income Advantage Trust II, with assets of approximately $225 million, for an investment management fee at an annual rate of 0.75% on assets up to $250 million, scaled down at various asset levels to 0.30% on assets over $1 billion; (28) High Income Advantage Trust III, with assets of approximately $86 million, for an investment management fee at an annual rate of 0.75% on assets up to $250 million, scaled down at various asset levels to 0.30% on assets over $1 billion; (29) Dean Witter Strategist Fund, with assets of approximately $806 million, for an investment management fee at an annual rate of 0.60% on assets up to $500 million, scaled down at various asset levels to 0.50% on assets over $1 billion; (30) Dean Witter Intermediate Income Securities, with assets of approximately $246 million, for an investment management fee at an annual rate of 0.60% on assets up to $500 million, scaled down at various asset levels to 0.30% on assets over $1 billion; (31) Dean Witter World Wide Income Trust, with assets of approximately $201 million, for an investment management fee at an annual rate of 0.75% on assets up to $250 million, scaled down at various asset levels to 0.30% on assets over $1 billion; (32) Dean Witter Government Income Trust, with assets of approximately $504 million, for an investment management fee at an annual rate of 0.60%; (33) Dean Witter New York Municipal Money Market Trust, with assets of approximately $44 million, for an investment management fee at an annual rate of 0.50% on assets up to $500 million, scaled down at various asset levels to 0.25% on assets over $3 billion; (34) Dean Witter European Growth Fund Inc., with assets of approximately $693 million, for an investment management fee at an annual rate of 1.0% on assets up to $500 million and 0.95% on assets over $500 million (of which 40% is paid to a Sub-Adviser); (35) Dean Witter Capital Growth Securities, with assets of approximately $485 million, for an investment management fee at an annual rate of 0.65% on assets up to $500 million, scaled down at various asset levels to 0.475% on assets over $1.5 billion; (36) Dean Witter Precious Metals and Minerals Trust, with assets of approximately $68 million, for an investment management fee at an annual rate of 0.80%; (37) Dean Witter Global Short-Term Income Fund Inc., with assets of approximately $198 million, for an investment management fee at an annual rate of 0.55% on assets up to $500 million and 0.50% on assets over $500 million; (38) Dean Witter Pacific Growth Fund Inc., with assets of approximately $1.4 billion, for an investment management fee at an annual rate of 1.0% on assets up to $1 billion and 0.95% on assets over $1 billion (of which 40% is paid to a Sub-Adviser); (39) InterCapital Insured Municipal Bond Trust, with assets of approximately $119 million, for an investment management fee at an annual rate of 0.35%; (40) InterCapital Quality Municipal Investment Trust, with assets of approximately $418 million, for an investment management fee at an annual rate of 0.35%; (41) InterCapital Insured Municipal Trust, with assets of approximately $540 million, for an investment management fee at an annual rate of 0.35%; (42) InterCapital Quality Municipal

Income Trust, with assets of approximately $847 million, for an investment management fee at an annual rate of 0.35%; (43) Dean Witter Multi-State Municipal Series Trust, with assets of approximately $466 million, for an investment management fee at an annual rate of 0.35% of the net assets of each Series; (44) Dean Witter Premier Income Trust, with assets of approximately $51 million, for an investment management fee at an annual rate of 0.50% (of which 40% is paid to a Sub-Adviser); (45) Dean Witter Short-Term U.S. Treasury Trust, with assets of approximately $463 million, for an investment management fee at an annual rate of 0.35%; (46) Dean Witter Diversified Income Trust, with assets of approximately $392 million, for an investment management fee at an annual rate of 0.40%; (47) Dean Witter Health Sciences Trust, with assets of approximately $229 million, for an investment management fee at an annual rate of 1.0%; (48) Dean Witter Retirement Series, with assets of approximately $38 million, for an investment management fee at an annual rate of 1.0% of the net assets of the Global Equity Series, 0.85% of the net assets of each of the American Value Series, the Capital Growth Series and the Strategist Series, 0.75% of the net assets of each of the Dividend Growth Series and the Utilities Series, 0.65% of the net assets of each of the U.S. Government Securities Series and the Intermediate Income Securities Series, and 0.50% of the net assets of each of the Liquid Asset Series, the U.S. Government Money Market Series and the Value-Added Market Series; (49) InterCapital Insured Municipal Income Trust, with assets of approximately $540 million, for an investment management fee at an annual rate of 0.35%; (50) InterCapital California Insured Municipal Income Trust, with assets of approximately $273 million, for an investment management fee at an annual rate of 0.35%; (51) Dean Witter Global Dividend Growth Securities, with assets of approximately $1.4 billion, for an investment management fee at an annual rate of 0.75%; (52) InterCapital Quality Municipal Securities, with assets of approximately $441 million, for an investment management fee at an annual rate of 0.35%; (53) InterCapital California Quality Municipal Securities, with assets of approximately $229 million, for an investment management fee at an annual rate of 0.35%; (54) InterCapital New York Quality Municipal Securities, with assets of approximately $104 million, for an investment management fee at an annual rate of 0.35%; (55) Dean Witter Limited Term Municipal Trust, with assets of approximately $135 million, for an investment management fee at an annual rate of 0.50%; (56) Dean Witter Short-Term Bond Fund, with assets of approximately $45 million, for an investment management fee at an annual rate of 0.70%; (57) InterCapital Insured Municipal Securities, with assets of approximately $146 million, for an investment management fee at an annual rate of 0.35%; (58) InterCapital Insured California Municipal Securities, with assets of approximately $64 million, for an investment management fee at an annual rate of 0.35%; (59) Municipal Income Trust, with assets of approximately $333 million, for an investment advisory fee at an annual rate of 0.35% on assets up to $250 million and 0.25% on assets over $250 million;
(60) Municipal Income Trust II, with assets of approximately $288 million, for an investment advisory fee at an annual rate of 0.40% on assets up to $250 million and 0.30% on assets over $250 million; (61) Municipal Income Trust III, with assets of approximately $64 million, for an investment advisory fee at an annual rate of 0.40% on assets up to $250 million and 0.30% on assets over $250 million; (62) Municipal Income Opportunities Trust, with assets of approximately $181 million, for an investment advisory fee at an annual rate of 0.50%; (63) Municipal Income Opportunities Trust II, with assets of approximately $177 million, for an investment advisory fee at an annual rate of 0.50%; (64) Municipal Income Opportunities Trust III, with assets of approximately $108 million, for an investment advisory fee at an annual rate of 0.50%; (65) Municipal Premium Income Trust, with assets of approximately $394 million, for an investment advisory fee at an annual rate of 0.40%; (66) Prime Income Trust, with assets of approximately $283 million, for an investment advisory fee at an annual rate of 0.90% on assets up to $500 million and 0.85% on assets over $500 million; (67) Dean Witter Global Utilities Fund, with assets of approximately $252 million, for an investment management fee at an annual rate of 0.65%; (68) Dean Witter National Municipal Securities, with assets of approximately $19 million, for an investment advisory fee at an annual rate of 0.35%; (69) Dean Witter High Income Securities, with assets of approximately $48 million, for an investment advisory fee at an annual rate of 0.50%; and (70) Dean Witter International SmallCap Fund, with assets of approximately $77 million, for an investment advisory fee at an annual rate of

1.25%. InterCapital also serves as Investment Adviser of Dean Witter World Wide Investment Trust and Dean Witter World Wide Investment Fund, along with Daiwa International Capital Management Corp. and NatWest Investment Management Limited. Dean Witter World Wide Investment Trust had assets of approximately $570 million and InterCapital receives an Investment Adviser's fee at an annual rate of 0.55% of the Trust's daily net assets up to $500 million and 0.5225% of the Trust's daily net assets over $500 million. Shares of Dean Witter World Wide Investment Fund, an investment company organized under the laws of Luxembourg, are not offered for purchase in the United States or to American citizens outside of the United States. InterCapital also serves as sub-adviser to Templeton Global Opportunities Trust, with assets of approximately $487 million, for which it receives a fee of 0.25% per annum.

                                                                     EXHIBIT A

                       INVESTMENT MANAGEMENT AGREEMENT

   AGREEMENT made as of the 30th day of June, 1993, by and between InterCapital Insured Municipal Income Trust, an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter called the "Fund"), and Dean Witter InterCapital Inc., a Delaware corporation (hereinafter called the "Investment Manager"):

   WHEREAS, The Fund intends to engage in business as a closed-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

   WHEREAS, The Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as investment adviser; and

   WHEREAS, The Fund desires to retain the Investment Manager to render management and investment advisory services in the manner and on the terms and conditions hereinafter set forth; and

   WHEREAS, The Investment Manager desires to be retained to perform services on said terms and conditions:

   Now, Therefore, this Agreement

                                 WITNESSETH:

that in consideration of the premises and the mutual covenants hereinafter contained, the Fund and the Investment Manager agree as follows:

   1. The Fund hereby retains the Investment Manager to act as investment manager of the Fund and, subject to the supervision of the Trustees, to supervise the investment activities of the Fund as hereinafter set forth. Without limiting the generality of the foregoing, the Investment Manager shall obtain and evaluate such information and advice relating to the economy, securities and commodities markets and securities and commodities as it deems necessary or useful to discharge its duties hereunder; shall continuously manage the assets of the Fund in a manner consistent with the investment objectives and policies of the Fund; shall determine the securities and commodities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; and shall take such further action, including the placing of purchase and sale orders on behalf of the Fund, as the Investment Manager shall deem necessary or appropriate. The Investment Manager shall also furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Investment Manager in the discharge of its duties as the Fund may, from time to time, reasonably request.

   2. The Investment Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Investment Manager shall be deemed to include persons employed or otherwise retained by the Investment Manager to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Manager may desire. The Investment Manager shall, as agent for the Fund, maintain the Fund's records and books of account (other than those maintained by the Fund's transfer agent, registrar, custodian and other agencies). All such books and records so maintained shall be the property of the Fund and, upon request therefor, the Investment Manager shall surrender to the Fund such of the books and records so requested.

    3. The Fund will, from time to time, furnish or otherwise make available to the Investment Manager such financial reports, proxy statements and other information relating to the business and affairs of the Fund as the Investment Manager may reasonably require in order to discharge its duties and obligations hereunder.

   4. The Investment Manager shall bear the cost of rendering the investment management and supervisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund, and provide such office space, facilities and equipment and such clerical help and bookkeeping services as the Fund shall reasonably require in the conduct of its business. The Investment Manager shall also bear the cost of telephone service, heat, light, power and other utilities provided to the Fund.

   5. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including without limitation: the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio transactions to which the Fund is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the cost and expense of engraving or printing of certificates representing shares of the Fund, all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel) the cost and expense of printing, including typesetting, and distributing prospectuses for such purposes; all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to the payment of any dividend or distribution program; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Fund who are not interested persons (as defined in the Act) of the Fund or the Investment Manager, and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; fees and expenses incident to the listing of the Fund's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

   6. For the services to be rendered, the facilities furnished, and the expenses assumed by the Investment Manager, the Fund shall pay to the Investment Manager monthly compensation, calculated from the day following effectiveness hereof, determined by applying the annual rate of 0.35% to the Fund's average weekly net assets. For the purposes of calculating the management fee, the liquidation preference of any Preferred Shares issued by the Fund will not be deducted from the Fund's total assets. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued weekly and paid monthly by applying the annual rates to the average weekly net assets of the Fund determined as of the close of the last business day of each week. At the request of the Investment Manager, compensation hereunder shall be calculated and accrued at more frequent intervals in a manner consistent with the calculation of fees on a weekly basis. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

   7. The Investment Manager will use its best efforts in the supervision and management of the investment activities of the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Investment Manager shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law of for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

   8. Nothing contained in this Agreement shall prevent the Investment Manager or any affiliated person of the Investment Manager from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way bind or restrict the Investment Manager or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing in this Agreement shall limit or restrict the right of any Trustee, officer of employee of the Investment Manager to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

   9. This Agreement shall remain in effect until April 30, 1994 and from year to year thereafter provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Fund (Common Shares and Preferred Shares voting together as a single class) or by the Trustees of the Fund; provided, that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Manager, either by majority vote of the Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund (Common Shares and Preferred Shares voting together as a single class); (b) this Agreement shall immediately terminate in the event of its assignment (to the extent required by the Act and the rules thereunder) unless such automatic terminations shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) the Investment Manager may terminate this Agreement without payment of penalty on thirty days' written notice to the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

   10. This Agreement may be amended by the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund nor the Investment Manager shall be liable for failing to do so.

   11. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

   12. The Declaration of Trust, InterCapital Insured Municipal Income Trust, dated October 3, 1991, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name InterCapital Insured Municipal Income Trust, as amended, refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of InterCapital Insured Municipal Income Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise, in connection with the affairs of said InterCapital Insured Municipal Income Trust, but the Trust Estate only shall be liable.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in New York, New York.

                        INTERCAPITAL INSURED MUNICIPAL INCOME TRUST

                                By  /s/ Sheldon Curtis
                                .................................
                                        Sheldon Curtis
Attest:

/s/ Lawrence S. Lafer
..................................
    Lawrence S. Lafer

                                DEAN WITTER INTERCAPITAL INC.

                                By  /s/ Charles A. Fiumefreddo
                                ..................................
                                        Charles A. Fiumefreddo
Attest:
/s/ Marilyn K. Cranney
..................................
    Marilyn K. Cranney

                                                                     EXHIBIT B

                         INDEPENDENT AUDITORS' REPORT

Board of Directors and Stockholders of
 Dean Witter InterCapital Inc.:

   We have audited the accompanying balance sheet of Dean Witter InterCapital Inc. (the "Company") (a wholly-owned subsidiary of Dean Witter, Discover & Co.) as of December 31, 1993. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, such balance sheet presents fairly, in all material respects, the financial position of Dean Witter InterCapital at December 31, 1993 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE
February 28, 1994

                         DEAN WITTER INTERCAPITAL INC.
                          CONSOLIDATED BALANCE SHEET
                              DECEMBER 31, 1993
                                (IN THOUSANDS)

                                              ASSET
Cash and cash equivalents ........................................................... $ 57,810
Management and administration fees receivable .......................................   27,010
Investments .........................................................................    7,644
Office facilities, at cost (less accumulated depreciation and amortization of
 $5,122) ............................................................................    3,892
Other assets ........................................................................   18,176
                                                                                      ----------
                                                                                      $114,532
                                                                                      ==========
                               LIABILITIES AND STOCKHOLDER'S EQUITY
Income taxes payable (Note 3) ....................................................... $ 45,545
Dividends payable ...................................................................   12,662
Accrued compensation and employee benefits ..........................................   12,337
Payable to affiliate ................................................................    4,000
Other liabilities ...................................................................   14,998
                                                                                      ----------
    Total liabilities ...............................................................   89,532
                                                                                      ----------
Stockholder's equity:
 Common stock, $.01 par value; 1,000 shares authorized and outstanding  .............       --
 Additional paid-in capital .........................................................   10,000
Retained earnings ...................................................................   15,000
                                                                                      ----------
    Total stockholder's equity ......................................................   25,000
                                                                                      ----------
                                                                                      $114,532
                                                                                      ==========

                   See notes to consolidated balance sheet.

                         DEAN WITTER INTERCAPITAL INC.
                     NOTES TO CONSOLIDATED BALANCE SHEET

1. INTRODUCTION AND BASIS OF PRESENTATION

   The consolidated balance sheet includes the accounts of Dean Witter InterCapital Inc. and its wholly-owned subsidiaries (the "Company"). The Company is wholly-owned by Dean Witter, Discover & Co. ("DWDC"), which was formerly a subsidiary of Sears, Roebuck and Co. ("Sears"). All material intercompany balances and transactions with its subsidiaries have been eliminated.

   On March 1, 1993, DWDC completed an initial public offering of 33.8 million shares of its common stock at $27 per share. This transaction had the effect of reducing Sears ownership in DWDC to 80.1 percent. On June 30, 1993, Sears divested its remaining ownership of DWDC's common stock by means of a special dividend to Sears shareholders.

   On December 22, 1993, Dean Witter Reynolds Inc. ("DWR") transferred the net assets of the Company in the form of a dividend to DWDC. Prior to December 22, 1993, the Company was wholly-owned by DWR, a wholly-owned subsidiary of DWDC.

   The Company is a registered investment adviser under the Investment Advisers Act of 1940. The Company sponsors and performs management and administrative services for mutual funds, principally those sold by DWR ("DWR funds"). The Company also performs such services for individual, institutional, trust and estate accounts.

   The Company commenced operations in January 1993 and assumed the advisory business of DWR.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Cash equivalents consist of highly liquid investments not held for resale with maturities, when purchased, of three months or less.

   Fixed assets are generally depreciated utilizing accelerated methods over useful lives of five to eight years. Leasehold improvements are amortized over the lesser of the lease term or useful life.

3. INCOME TAXES

   The Company provides deferred income taxes which result from recording certain transactions in different years for tax and financial reporting purposes.

   Payments for income taxes are limited to those which would result from the Company filing a separate federal income tax return.

   The Company has available net operating loss carryforwards at December 31, 1993 in the amount of $112,200,000 which begin to expire in 2002.

4. RELATED PARTY TRANSACTIONS

   Certain administrative services are provided by DWR which are reimbursed by the Company.

5. EMPLOYEE BENEFIT PLANS

   Substantially all employees are covered by a non-contributory defined benefit pension plan sponsored by DWR. Pension benefits are based on length of service and average annual compensation.

    Certain employees are covered by postretirement plans sponsored by DWR that provide medical and life insurance for retirees and eligible dependents. Eligibility for retiree medical and life benefits is generally based on a combination of age and years of service at retirement.

   The Company reimburses DWR for pension and other postretirement benefit expenses.

6. LITIGATION

   The Company has been named as a defendant in various lawsuits. It is the opinion of management, after consultation with outside counsel, that the resolution of such suits will not have a material adverse effect on the consolidated financial condition of the Company.

7. FINANCIAL INSTRUMENTS FAIR VALUE INFORMATION

   The estimated fair value amounts of financial instruments have been determined by the Company using available market information and appropriate valuation methodologies. Considerable judgment is required to develop estimates of fair value.

   Substantially all financial instruments on the Company's consolidated balance sheet are carried at fair value or at amounts which approximate fair value.

                 INTERCAPITAL INSURED MUNICIPAL INCOME TRUST

               ANNUAL MEETING OF SHAREHOLDERS--OCTOBER 25, 1994

                                    PROXY

   The undersigned hereby appoints SHELDON CURTIS, EDMUND C. PUCKHABER, ROBERT M. SCANLAN, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of INTERCAPITAL INSURED MUNICIPAL INCOME TRUST on October 25, 1994 at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated August 5, 1994 as follows:

   THIS PROXY IS SOLICITED BY THE TRUSTEES. IF NO SPECIFICATION IS MADE ON REVERSE SIDE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR TRUSTEES AND FOR THE PROPOSALS.

                      (Continued, and to be dated and signed on reverse side.)

                                                         COMMON SHARES
PLEASE MARK BOXES [//] OR [X] IN BLUE OR BLACK INK.

1. ELECTION OF TRUSTEES:
[ ] FOR THE NOMINEES
(except as marked to the contrary below)
[ ] WITHHOLD AUTHORITY
(to vote for all nominees listed below)

Jack F. Bennett, Michael Bozic, Edwin J. Garn, John E. Jeuck, Manuel H. Johnson, Paul Kolton, Michael E. Nugent, Philip J. Purcell, John L. Schroeder, Edward R. Telling

(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)
- - -----------------------------------------------------------------------------
2. APPROVAL OF CURRENT INVESTMENT MANAGEMENT AGREEMENT:
FOR [ ]   AGAINST [ ]   ABSTAIN [ ]

3. RATIFICATION OF APPOINTMENT OF PRICE WATERHOUSE AS INDEPENDENT
ACCOUNTANTS:
FOR [ ]   AGAINST [ ]  ABSTAIN [ ]
and in their discretion in the transaction of any other business which may properly come before the meeting.
                                                                110

Please sign personally. If the share is registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized officers should sign for corporations.

Dated
- - -----------------------------------------------------------------------------

- - -----------------------------------------------------------------------------
                                  Signature

- - -----------------------------------------------------------------------------
                                  Signature

IMPORTANT : PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

                 INTERCAPITAL INSURED MUNICIPAL INCOME TRUST

               ANNUAL MEETING OF SHAREHOLDERS--OCTOBER 25, 1994

                                    PROXY

   The undersigned hereby appoints SHELDON CURTIS, EDMUND C. PUCKHABER, ROBERT M. SCANLAN, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of INTERCAPITAL INSURED MUNICIPAL INCOME TRUST on October 25, 1994 at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated August 5, 1994 as follows:

   THIS PROXY IS SOLICITED BY THE TRUSTEES. IF NO SPECIFICATION IS MADE ON REVERSE SIDE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR TRUSTEES AND FOR THE PROPOSALS.

                      (Continued, and to be dated and signed on reverse side.)

                                                        PREFERRED SHARES
PLEASE MARK BOXES [//] OR [X] IN BLUE OR BLACK INK.
1. ELECTION OF TRUSTEES:
[ ] FOR THE NOMINEES
(except as marked to the contrary below)
[ ] WITHHOLD AUTHORITY
(to vote for all nominees listed below)

Jack F. Bennett, Michael Bozic, Edwin J. Garn, John E. Jeuck,
Manuel H. Johnson, Paul Kolton, Michael E. Nugent, Philip J. Purcell, John L. Schroeder, Edward R. Telling

(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)
- - -----------------------------------------------------------------------------
ELECTION OF PREFERRED
 TRUSTEES:
[ ] FOR THE NOMINEES
(except as marked to the contrary below)
[ ] WITHHOLD AUTHORITY
(to vote for all nominees listed below)

       Charles A. Fiumefreddo (until 1995), John R. Haire (until 1997)

(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)
- - -----------------------------------------------------------------------------
2. APPROVAL OF CURRENT INVESTMENT MANAGEMENT AGREEMENT:
FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

3. RATIFICATION OF APPOINTMENT OF PRICE WATERHOUSE AS INDEPENDENT
ACCOUNTANTS:
FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
and in their discretion in the transaction of any other business which may properly come before the meeting.
                                                                           110

Please sign personally. If the share is registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized officers should sign for corporations.

Dated
- - -----------------------------------------------------------------------------

- - -----------------------------------------------------------------------------
                                  Signature

- - -----------------------------------------------------------------------------
                                  Signature

IMPORTANT: PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.